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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 14, 2003



                           METRETEK TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)



DELAWARE                               0-19793               84-11698358
----------------------------    -----------------------    ----------------
(State or other jurisdiction    (Commission File Number)   (I.R.S Employer
of incorporation)                                          Identification No.)



                303 EAST 17TH STREET, SUITE 660, DENVER, COLORADO   80203
                ---------------------------------------------------------
                (Address of principal executive offices)          (Zip code)

       Registrant's telephone number, including area code: (303) 785-8080
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

                  99.1 Metretek Technologies, Inc. first quarter 2003 earnings press release, issued May 14, 2003.

ITEM 9.    REGULATION FD DISCLOSURE.

         On May 14, 2003, Metretek Technologies, Inc., a Delaware corporation (the "Company"), issued a press release announcing its financial results for the quarter ended March 31, 2003. The full text of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

         In accordance with the procedural guidance in Securities and Exchange Commission Release No. 33-8216, the information in this Current Report on Form 8-K (this "Report"), which is intended to be furnished pursuant to "Item 12. Disclosure of Results of Operations and Financial Condition," is being furnished pursuant to "Item 9. Regulation FD Disclosure."

         The information in this Report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   METRETEK TECHNOLOGIES, INC.



                                   By:  /s/ W. Phillip Marcum
                                      -----------------------------------------
                                      W. Phillip Marcum
                                      President and Chief Executive Officer

Dated:   May 14, 2003








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